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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         ------------------------------

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2002

                         Commission file number 0-21139

                          DURA AUTOMOTIVE SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

                       DELAWARE                              38-3185711
            (State or other jurisdiction of               (I.R.S. Employer
            incorporation or organization)               Identification No.)
                    4508 IDS CENTER                             55402
                MINNEAPOLIS, MINNESOTA                       (Zip Code)
       (Address of principal executive offices)

                                 (612) 342-2311
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)





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Item 9.           Regulation FD Disclosure.

         Pursuant to Commission Order No. 4-460, the Chief Executive Officer and Chief Financial Officer of Dura Automotive Systems, Inc. (the "Company") each delivered to the Commission on August 13, 2002 statements under oath regarding facts and circumstances relating to certain of the Company's Exchange Act filings. The statements are attached herein as Exhibits 99(a) and 99(b).


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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  DURA AUTOMOTIVE SYSTEMS, INC.


Date:  August 13, 2002            By /s/ David R. Bovee
                                     ------------------------------------------
                                      David R. Bovee
                                      Vice President, Chief Financial Officer
                                      (principal accounting and financial
                                      officer)


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Table of Contents

                                  Exhibit Index

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Exhibit No.
99 (a)            Registrant's Statement Under Oath of Principal Executive Officer Regarding Facts and
                  Circumstances Relating to Exchange Act Filings

99 (b)            Registrant's Statement Under Oath of Principal Financial Officer Regarding Facts and
                  Circumstances Relating to Exchange Act Filings

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